UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2025, Aethlon Medical, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company agreed to sell, issue, and deliver, in a registered public offering (the “Offering”) (i) 4,047,780 shares (“Shares”) of common stock, par value $0.001 per share (the “Common Stock”), (ii) 5,000,000 warrants to purchase up to 5,000,000 shares of Common Stock (the “Common Warrants”), (iii) 952,220 Pre-Funded Warrants to purchase up to 952,220 shares of Common Stock (the “Pre-Funded Warrants”), (iv) 200,000 warrants to purchase up to 200,000 shares of Common Stock (the “Placement Agent Warrants”, and together with the Pre-Funded Warrants and Common Warrants, the “Warrants”).

Under the terms of the Purchase Agreement, the Company agreed to sell one share of its Common Stock or a Pre-Funded Warrant in lieu thereof, together with one Common Warrant (collectively, a “Common Unit”) sold in the Offering at a combined public offering price of $0.90 per Common Unit.

The Common Warrants are exercisable immediately upon issuance and have an exercise price of $0.90 per share, subject to adjustment as set forth therein.

The Offering closed on September 5, 2025. The securities were registered pursuant to the registration statement, on Form S-1 (File No. 333-289745), which was initially filed with the Securities and Exchange Commission (the “Commission”) on August 20, 2025, and amended on August 29, 2025, which the Commission declared effective on September 4, 2025.

Maxim Group LLC acted as the exclusive placement agent (the “Placement Agent”) in connection with the Offering. On September 4, 2025, the Company and the Placement Agent entered into a Placement Agency Agreement (the “Placement Agency Agreement”), pursuant to which, as compensation for services rendered by the Placement Agent in connection with the Offering, the Company agreed to pay the Placement Agent an aggregate cash fee of 6.25% of the aggregate gross proceeds of the Offering (amounting to $281,250) at closing, as well as $100,000 for the reimbursement of certain of the Placement Agent’s expenses. Additionally, the Company issued to the Placement Agent, as part of the Placement Agent’s compensation, 200,000 warrants to purchase up to an aggregate of 200,000 shares of Common Stock, equal to 4.0% of the aggregate number of Shares placed in the Offering. The Placement Agent Warrants have a term of five (5) years from the commencement of sales under the Offering, are exercisable commencing six (6) months from the closing date, and have an exercise price of $0.90 per share of Common Stock (equal to 100% of the combined public offering price per Common Unit).

The Company received gross proceeds from the Offering of $4.5 million, before deducting Placement Agent fees and other offering expenses payable by the Company. The net proceeds to the Company from the Offering, after deducting the Placement Agent’s fees and expenses and estimated offering expenses (excluding proceeds to the Company, if any, from the future exercise of the Common Warrants and Placement Agent Warrants), were approximately $3.9 million. The Company intends to use the net proceeds from the Offering as working capital for general corporate purposes.

In conjunction with the closing of the Offering, the Company entered into a Warrant Agency Agreement with Computershare Inc. (“Computershare Inc.”) and its affiliate, Computershare Trust Company, N.A. (“Computershare Trust”) (collectively Computershare, Inc. and Computershare Trust, “Computershare”) pursuant to which Computershare agreed to act as warrant agent with respect to the Warrants issued by the Company in the Offering.

In addition, the Company (i) has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company’s (or its subsidiary’s) securities for a period of ninety (90) days from the closing of the Offering, subject to certain exceptions and (ii) shall not effect or enter into an agreement to effect, any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a variable rate transaction for a period of one (1) year from the closing of the Offering. Additionally, in connection with the Offering, each of the officers and directors of the Company entered into lock-up agreements, pursuant to which they agreed not to sell or transfer any of the Company securities they hold, subject to certain exceptions, during the sixty (60) day period following the closing of the Offering.

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The Purchase Agreement contains customary conditions to closing, representations and warranties of the Company, and termination rights of the parties, as well as certain indemnification obligations of the Company and ongoing covenants for the Company.

The foregoing summaries of the terms of the Common Warrants, the Pre-Funded Warrants, the Placement Agent Warrants, the Warrant Agency Agreement, the Purchase Agreement and the Placement Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, and 10.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On September 4, 2025, the Company issued a press release regarding the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Common Warrant, dated September 4, 2025.
4.2	Form of Pre-Funded Warrant, dated September 4, 2025.
4.3	Placement Agent Warrant, dated September 4, 2025.
4.4	Form of Warrant Agency Agreement by and between Aethlon Medical, Inc. and Computershare Inc. and its affiliate, Computershare Trust Company, N.A. (incorporated by reference to Form S-1/A filed on August 29, 2025 as Exhibit 4.13)
10.1	Form of Securities Purchase Agreement, dated September 4, 2025, by and between Aethlon Medical, Inc. and investors party thereto.
10.2	Placement Agency Agreement, dated September 4, 2025 by and between Aethlon Medical, Inc. and Maxim Group, LLC.
99.1	Press Release, dated September 4, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
	Name:	James B. Frakes Chief Executive Officer and Chief Financial Officer

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